Exhibit 24

WACHOVIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of WACHOVIA CORPORATION (the “Corporation”) hereby constitute and appoint Mark C. Treanor and Ross E. Jeffries, Jr., and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any necessary or appropriate amendments or supplements thereto relating to the registration of the Corporation’s debt and equity securities, in each case as described in the foregoing Registration Statements, and to sign any and all amendments or supplements to such Registration Statements.

Signature	Capacity

/S/ G. KENNEDY THOMPSON G. Kennedy Thompson	Chairman, President, Chief Executive Officer and Director

/S/ THOMAS J. WURTZ Thomas J. Wurtz	Senior Executive Vice President and Chief Financial Officer

/S/ PETER M. CARLSON Peter M. Carlson	Senior Vice President and Interim Controller (Interim Principal Accounting Officer)

/S/ JOHN D. BAKER, II John D. Baker, II	Director

/S/ ROBERT J. BROWN Robert J. Brown	Director

/S/ PETER C. BROWNING Peter C. Browning	Director

/S/ JOHN T. CASTEEN, III John T. Casteen, III	Director

/S/ JEROME A. GITT Jerome A. Gitt	Director

/S/ WILLIAM H. GOODWIN, JR. William H. Goodwin, Jr.	Director

/S/ MARYELLEN C. HERRINGER Maryellen C. Herringer	Director

/S/ ROBERT A. INGRAM Robert A. Ingram	Director

/S/ DONALD M. JAMES Donald M. James	Director

Signature	Capacity

/S/ MACKEY J. MCDONALD Mackey J. McDonald	Director

/S/ JOSEPH NEUBAUER Joseph Neubauer	Director

/S/ TIMOTHY D. PROCTOR Timothy D. Proctor	Director

/S/ ERNEST S. RADY Ernest S. Rady	Director

/S/ VAN L. RICHEY Van L. Richey	Director

/S/ RUTH G. SHAW Ruth G. Shaw	Director

/S/ LANTY L. SMITH Lanty L. Smith	Director

/S/ JOHN C. WHITAKER, JR. John C. Whitaker, Jr.	Director

/S/ DONA DAVIS YOUNG Dona Davis Young	Director

Dated: December 19, 2006

Charlotte, North Carolina